Exhibit 32.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C. 1350), the undersigned officer of Hudson Holding Corporation., a Delaware corporation (the “Company”), does hereby certify that, to the best of his knowledge:

(1) The Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006 (the “Form 10-QSB”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-QSB fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date: November 14, 2006	/s/ Martin Cunningham
Martin Cunningham, Chairman and Chief Executive Officer

This certification shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act.